UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act           □

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

_____________________________________________________________________________________________________________________________________________________________________________________________________

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2025, the Board of Directors of Data I/O Corporation appointed Garrett R. Larson to the Board effective January 23, 2025. He was named to the Audit Committee, Compensation Committee, and Corporate Governance & Nominating Committee of the Board.

Mr. Larson has extensive experience in capital markets and value creation, with a proven track record in equity analysis and strategic decision-making. Over the past eight years, Mr. Larson has successfully led sector verticals across consumer and technology groups for various multi-billion dollar hedge funds, including Kynikos Associates and SPX Capital. Currently serving as a Senior Equity Analyst at Kanen Wealth Management, LLC, Mr. Larson has an extensive track record of creating value and providing valuable insights to its portfolio companies. His deep understanding of financial markets and strategic acumen will be invaluable in guiding Data I/O’s initiatives to enhance operational efficiency, evaluate potential M&A, and drive long-term growth.  Mr. Larson has a Bachelor of Science in Finance from Florida State University.

There were no arrangements or understandings pursuant to which he was selected. There have been no related person transactions. He was identified as a candidate through a shareholder suggestion. He will receive prorated the Data I/O Director standard retainer compensation and a grant of Restricted Stock Units equivalent to the prorated annual Director grant using the fair value on the date of appointment and vesting as of the next annual meeting of shareholders.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

January 27, 2025	By: /s/ Gerald Y. Ng Gerald Y. Ng Vice President and Chief Financial Officer